                                                                   EXHIBIT B-1


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER. THE ISSUER HAS UNDERTAKEN TO REGISTER THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER PURSUANT TO THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 26, 1997 BETWEEN THE ISSUER AND THE HUFF ALTERNATIVE INCOME FUND, L.P.



                               OPTION AGREEMENT


                      OPTION TO PURCHASE SHARES OF COMMON
                       STOCK OF THE MARQUEE GROUP, INC.


                  This certifies that The Huff Alternative Income Fund, L.P., a Delaware limited partnership (the "Holder"), for value received, is entitled to purchase from The Marquee Group, Inc., a Delaware corporation (the "Company"), one hundred thousand (100,000) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "Stock"), at a price of $2.25 per share (the "Stock Purchase Price") at any time or from time to time on or after the Commencement Date (as defined below) but not later than 5:00 p.m. (New York time) on the Expiration Date (as defined below) upon surrender to the Company at its principal office at 888 Seventh Avenue, 40th Floor, New York, New York 10019 Attention: ____________ (or at such other location as the Company may advise Holder in writing) of a copy of the Form of Subscription attached as Exhibit A hereto duly filled in and signed and (i) upon payment by cash, certified or bank check or wire transfer of the aggregate Stock Purchase Price for the number of shares for which this Option is being exercised determined in accordance with the provisions hereof, or
(ii) upon payment by Cashless Exercise in accordance with the terms of Section 8 hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Option Agreement. "Commencement Date" means August 26,1997. "Expiration Date" means the earlier of (i) August 26, 2007, or (ii) the occurrence of an event which causes termination of this Option under clause (d) of Section 3.6. This Option is issued pursuant to the Bridge Financing Agreement, dated as of August 26, 1997, between the Company, the Subsidiary Guarantors (as defined in the Bridge Financing Agreement) and the Holder (the "Bridge Financing Agreement").

                  The option granted pursuant to this Option Agreement (this "Option") is subject to the following terms and conditions:

                  1. Exercise; Issuance of Certificates; Payment for Shares. This Option is exercisable at the option of Holder at any time or from time to time on or after the but not later than the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Option shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time (but in no event more than ten days) after the rights represented by this Option have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Option, fewer than all of the shares of Stock evidenced by this Option are purchased prior to the Expiration Date, one or more new options substantially in the form of, and on the terms in, this Options will be issued for the remaining number of shares of Stock not purchased upon exercise of this Option.

                  2. Shares to be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Option (the "Option Shares") will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Option, a sufficient number of shares of authorized but unissued Stock for such exercise. The Company will take all such action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

                  3. Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3; provided, however, that if a certain event shall cause the Stock Purchase Price to be adjusted to a price less than the par value of the Stock, the Company prior to such event shall decrease the par value of the Stock so that the Stock Purchase Price shall not be less than the par value of the Stock following the occurrence of such event. Upon each adjustment of the Stock Purchase Price, the holder of this Option shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                           3.1 Subdivision or Combination of Stock. In case
the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Option shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable upon exercise of this Option shall be proportionately reduced.

                           3.2 Stock Dividend. In case the Company shall at
any time declare or pay a dividend upon its Stock payable in shares of Stock, the Stock Purchase Price in effect immediately prior to such dividend shall be proportionately reduced and the number of shares issuable upon exercise of this Option shall be proportionately increased.

                           3.3 Dilutive Issuances. If the Company shall sell
or issue at any time after the date of this Option and prior to the termination or expiration of this Option, shares of Stock without consideration or for consideration per share less than, or Convertible Securities or Convertible Securities or Rights with an exercise or conversion price (the "Stock Issuance Price") lower than, the Stock Adjustment Price (as hereinafter defined) in effect on the date of and immediately prior to such sale or issuance, then, upon such sale or issuance (or deemed sale or issuance), the Stock Purchase Price shall be reduced concurrently with such sale or issuance by a percentage equal to the percentage decrease between the Stock Adjustment Price and the Stock Issuance Price. The "Stock Adjustment Price" shall be initially the lower of (a) $6.40 per share or (b) the issuance price per share in any public offering of Common Stock by the Company occurring within 90 days following the Commencement Date. The Stock Adjustment Price will be adjusted in the same manner as the Stock Purchase Price pursuant to Section 3.1 and 3.2 simultaneously with any adjustment to the Stock Purchase Price pursuant to such Section 3.1 or 3.2 and will be adjusted in the same manner as the adjustment to the Stock Purchase Price pursuant to this
Section 3.3 immediately following any adjustment to the Stock Purchase Price pursuant to this Section 3.3.

                           3.3.1 Definitions; Valuation. (a) For purposes of
this Section 3.3, the following definitions shall apply:

                           (i) "Convertible Securities" shall mean any
indebtedness, shares of stock or other securities convertible into or exchangeable for Stock.

                           (ii) "Rights" shall mean any options, warrants or
other similar rights to subscribe for or purchase Stock or Convertible
Securities.

                           (b) Valuation. In the event that some or all of the
consideration to receive in connection with any issuance to which Section 3.3 applies is in a form other than cash, then such consideration will be valued as follows: (i) if the consideration consists of actively traded securities, then the value per security shall be the average closing price for such security over the most recent fifteen trading days, or the closing bid if no sales were reported on any day during such period, as quoted the National Association of Securities Dealers, Inc. Automated Quotation System, or (ii) in all other cases, the fair market of the consideration as determined by a non-affiliated third party financial expert to be chosen by the Company.

                           3.3.2 No Impairment. The Company will not, by
amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 3.3 by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3.3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the-holders of the Options against impairment. If any event shall occur as to which the provisions of this Section 3 shall not be strictly applicable, but with respect to which the failure to make any adjustment to the Stock Purchase Price and the number of shares purchasable upon exercise of this Option would not fairly protect the purchase rights represented by this Option in accordance with the intent and principles of this Section 3, upon request of the Holder of this Option, the Company shall appoint a firm of independent public accountants reasonably acceptable to the Holder of this Option which shall give its opinion upon the adjustments, if any, consistent with the intent and principles established in this Section 3 necessary to preserve without dilution the purchase rights represented by this Option. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Option and shall make the adjustments described therein.

                           3.4 Excluded Events. Notwithstanding anything in
this Section 3 to the contrary, the Stock Purchase Price shall not be adjusted by virtue of the issuance of Stock, Rights or Convertible Securities (i) to employees, directors, or officers of the Company or any of its subsidiaries pursuant to any currently outstanding stock grant, stock option, stock purchase right, pension or profit sharing plan or other stock agreement or arrangement for the benefit of the employees, directors, or officers of the Company which currently is existing and (ii) to persons selling companies or businesses to the Company in a transaction approved by the Holder.

                           3.5 Notice of Adjustment. Upon any adjustment of
the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Option, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Option at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                           3.6 Other Notices. If at any time:

                           (a) the Company shall propose to declare any cash
dividend upon its Stock;

                           (b) the Company shall propose to declare or make
any dividend or other distribution to the holders of its Stock, whether in cash, property or other securities;

                           (c) the Company shall propose to effect any
reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

                           (d) the Company shall propose to effect a voluntary
or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this Option at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of any record date for any such cash dividend or distribution and (ii) at least 60 days' written notice of any record date for any other action described in clauses (a) through (d) of this Section 3.6 or for a vote of the stockholders with respect to any such action. Upon the occurrence of an event described in clause (c), the holder of this Option shall be entitled thereafter to receive upon exercise of this Option the kind and amount of consideration, whether cash, shares of stock or other securities or assets, which the Holder would have been entitled to receive after the occurrence of such event had this Option been exercised immediately prior to such event; and in any such case in which cash is not the only consideration to which the Holder is entitled upon the occurrence of such event, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Option (including, without limitation, provisions with respect to changes in and adjustments of the Stock Purchase Price and the number of shares purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Option. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Option as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Option, (x) the obligations of the Company under this Option (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Option) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the termination of the Company pursuant to an event described in clause (d), this Option shall terminate. The provisions of this Section 3.6 shall similarly apply to successive transactions.

                  4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of this Option shall be made without charge to the Holder of this Option for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Option being exercised.

                  5. No Voting Rights; Limitation of Liability. Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company, its stockholders or by its creditors or any third parties.

                  6. Restrictions on Transferability of Securities; Compliance With Securities Act.

                           6.1 Restrictions on Transferability. The Option and
the Option Shares (collectively, the "Securities"), shall not be transferable in the absence of registration under the Securities Act of 1933, as amended ("the "Act") and applicable state securities laws or an exemption therefrom under such Act.

                           6.2 Restrictive Legend. Each certificate
representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER. THE ISSUER HAS UNDERTAKEN TO REGISTER THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER PURSUANT TO THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 26, 1997 BETWEEN THE ISSUER AND THE HUFF ALTERNATIVE INCOME FUND, L.P.


                           6.3 Effect of Transfer. Subject to the provisions
of Section 6.1 hereof and subject to the payment of any applicable transfer taxes, the Holder may transfer all or any portion of this Option by surrendering this Option to the Company together with a completed assignment in the form attached hereto as Exhibit B. Upon such surrender, the Company shall deliver a new Option or Options to the person or persons entitled thereto and, if applicable, shall deliver to the Holder a new Option evidencing the right of the Holder to purchase the balance of the Option Shares subject to purchase hereunder. The term "Holder" as used herein shall include any transferee to whom this Option has been transferred in accordance with this Section 6.3.

                  7. Representations and Warranties; Covenants. The representations and warranties set forth in Article IV of the Bridge Financing Agreement are hereby incorporated herein by reference. Such representations and warranties, and the representations, warranties, covenants and agreements contained herein, shall, for purposes of this Option Agreement, survive the exercise of this Option and the sale or other disposition of the Option Shares.

                  8. Cashless Exercise. The Holder of this Option shall have the right, at its election, in lieu of delivering the Stock Purchase Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Stock Purchase Price, the number of shares of Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Stock Purchase Price of the shares as to which the Option is then being exercised divided by
(ii) the Fair Market Value (as hereinafter defined) per share and to deduct the number of Payment Shares from the shares of Stock to be delivered to the Holder. The "Fair Market Value" shall be, on any date, (i) the average closing price for the Stock over the most recent fifteen trading days or the closing bid if no sales were reported on any day during such period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System or (ii) if (i) is not applicable, the most recent sales price for the Stock in a bona fide arm's length transaction (if such a transaction occurred within the last ten business days), or (iii) if neither
(i) nor (ii) are applicable, the fair market value of the Stock as determined by a non-affiliated third party financial expert to be chosen by the Company.

                  9. Registration Procedures. The Option Shares constitute "Registrable Securities" as defined in Section 1 of the Registration Rights Agreement, dated as of August 26, 1997, and shall be entitled to registration rights in accordance with such Agreement.

                  10. Modification and Waiver. This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  11. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Option. Any notice given by personal delivery shall be deemed given upon receipt, and any notice given by certified or registered mail shall be deemed given five days after registration or certification thereof, as the case may be.

                  12. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to rules governing conflicts of law.

                  13. Lost Options or Stock Certificates. The Company represents and warrants to, and agrees with, the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Option or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity, or in the case of any such mutilation, upon surrender and cancellation of such Option or stock certificate, the Company at its expense will make and deliver a new Option or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option or stock certificate.

                  14. Fractional Shares. No fractional shares shall be issued upon exercise of this Option. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the Fair Market Value.

                  IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers, hereunto duly authorized this 26th day of August, 1997.

                                              THE MARQUEE GROUP, INC.



                                              By: /s/ Jan Chason
                                                 ------------------------------
                                              Name: Jan Chason
                                              Title: Chief Financial Officer

                                                                     EXHIBIT A
                             FORM OF SUBSCRIPTION

(To be signed only upon exercise of Option)

To: ___________________________


                  The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________________ (_______) shares of Common Stock, par value $.01 per share (the "Stock"), of The Marquee Group, Inc. (the "Company") and herewith : [cross out alternative not selected] (a) makes payment of _____________________________ Dollars ($__________) therefor or (b) requests the Company to retain, in payment of the Stock Purchase Price, ______ Payment Shares from the shares of Stock to be delivered pursuant hereto. The undersigned hereby requests that the certificates for such shares be issued in the name of, and delivered to,_________________________________________________________________, whose address is ____________________________________________.

                  The undersigned represents, unless the exercise of this Option has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a Registration Statement under the Securities Act).



DATED: _______________



                      ---------------------------------------------------------
                      (Signature must conform in all respects to name of holder as specified on the face of the Option)


                      ---------------------------------------------------------

                      ---------------------------------------------------------
                                            (Address)

                                                                     EXHIBIT B

                              FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the attached Option.)


                  FOR VALUE RECEIVED, ____________________________ hereby
sells, assigns, and transfers unto ___________________________ an Option to Purchase ____________ shares of Common Stock, par value $.01 per share, of The Marquee Group, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Option on the books of the Company, with full power of substitution.

Dated:  ________________________



                                                   Signature __________________

                                    NOTICE

                  This signature on the foregoing Assignment must correspond to the name as written upon the face of this Option in every particular, without alteration or enlargement or any change whatsoever.

                                                                   EXHIBIT B-2


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER. THE ISSUER HAS UNDERTAKEN TO REGISTER THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER PURSUANT TO THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 26, 1997 BETWEEN THE ISSUER AND THE HUFF ALTERNATIVE INCOME FUND, L.P.



                          ADDITIONAL OPTION AGREEMENT


                      OPTION TO PURCHASE SHARES OF COMMON
                       STOCK OF THE MARQUEE GROUP, INC.


                  This certifies that The Huff Alternative Income Fund, L.P., a Delaware limited partnership (the "Holder"), for value received, is entitled to purchase from The Marquee Group, Inc., a Delaware corporation (the
"Company"), [   ] fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "Stock"), at a price of $2.25 per share (the "Stock Purchase Price") at any time or from time to time on or after the Commencement Date (as defined below) but not later than 5:00 p.m. (New York time) on the Expiration Date (as defined below) upon surrender to the Company at its principal office at 888 Seventh Avenue, 40th Floor, New York, New York 10019 Attention: ____________ (or at such other location as the Company may advise Holder in writing) of a copy of the Form of Subscription attached as Exhibit A hereto duly filled in and signed and (i) upon payment by cash, certified or bank check or wire transfer of the aggregate Stock Purchase Price for the number of shares for which this Option is being exercised determined in accordance with the provisions hereof, or (ii) upon payment by Cashless Exercise in accordance with the terms of Section 8 hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Option Agreement. "Commencement Date" means the Closing Date as defined in the Bridge Financing Agreement. "Expiration Date" means the earlier of (i) tenth anniversary of the Commencement Date, or
(ii) the occurrence of an event which causes termination of this Option under clause (d) of Section 3.6. This Option is issued pursuant to the Bridge Financing Agreement, dated as of August 26, 1997, between the Company, the Subsidiary Guarantors (as defined in the Bridge Financing Agreement) and the Holder (the "Bridge Financing Agreement").

                  The option granted pursuant to this Option Agreement (this "Option") is subject to the following terms and conditions:

                  1. Exercise; Issuance of Certificates; Payment for Shares. This Option is exercisable at the option of Holder at any time or from time to time on or after the but not later than the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Option shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time (but in no event more than ten days) after the rights represented by this Option have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Option, fewer than all of the shares of Stock evidenced by this Option are purchased prior to the Expiration Date, one or more new options substantially in the form of, and on the terms in, this Options will be issued for the remaining number of shares of Stock not purchased upon exercise of this Option.

                  2. Shares to be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Option (the "Option Shares") will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Option, a sufficient number of shares of authorized but unissued Stock for such exercise. The Company will take all such action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

                  3. Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3; provided, however, that if a certain event shall cause the Stock Purchase Price to be adjusted to a price less than the par value of the Stock, the Company prior to such event shall decrease the par value of the Stock so that the Stock Purchase Price shall not be less than the par value of the Stock following the occurrence of such event. Upon each adjustment of the Stock Purchase Price, the holder of this Option shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                           3.1 Subdivision or Combination of Stock. In case
the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Option shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable upon exercise of this Option shall be proportionately reduced.

                           3.2 Stock Dividend. In case the Company shall at
any time declare or pay a dividend upon its Stock payable in shares of Stock, the Stock Purchase Price in effect immediately prior to such dividend shall be proportionately reduced and the number of shares issuable upon exercise of this Option shall be proportionately increased.

                           3.3 Dilutive Issuances. If the Company shall sell
or issue at any time after the date of this Option and prior to the termination or expiration of this Option, shares of Stock without consideration or for consideration per share less than, or Convertible Securities or Convertible Securities or Rights with an exercise or conversion price (the "Stock Issuance Price") lower than, the Stock Adjustment Price (as hereinafter defined) in effect on the date of and immediately prior to such sale or issuance, then, upon such sale or issuance (or deemed sale or issuance), the Stock Purchase Price shall be reduced concurrently with such sale or issuance by a percentage equal to the percentage decrease between the Stock Adjustment Price and the Stock Issuance Price. The "Stock Adjustment Price" shall be initially the lower of (a) $6.40 per share or (b) the issuance price per share in any public offering of Common Stock by the Company occurring within 90 days following the Commencement Date. The Stock Adjustment Price will be adjusted in the same manner as the Stock Purchase Price pursuant to Section 3.1 and 3.2 simultaneously with any adjustment to the Stock Purchase Price pursuant to such Section 3.1 or 3.2 and will be adjusted in the same manner as the adjustment to the Stock Purchase Price pursuant to this
Section 3.3 immediately following any adjustment to the Stock Purchase Price pursuant to this Section 3.3.

                           3.3.1 Definitions; Valuation. (a) For purposes of
this Section 3.3, the following definitions shall apply:

                           (i) "Convertible Securities" shall mean any
indebtedness, shares of stock or other securities convertible into or exchangeable for Stock.

                           (ii) "Rights" shall mean any options, warrants or
other similar rights to subscribe for or purchase Stock or Convertible
Securities.

                           (b) Valuation. In the event that some or all of the
consideration to receive in connection with any issuance to which Section 3.3 applies is in a form other than cash, then such consideration will be valued as follows: (i) if the consideration consists of actively traded securities, then the value per security shall be the average closing price for such security over the most recent fifteen trading days, or the closing bid if no sales were reported on any day during such period, as quoted the National Association of Securities Dealers, Inc. Automated Quotation System, or (ii) in all other cases, the fair market of the consideration as determined by a non-affiliated third party financial expert to be chosen by the Company.

                           3.3.2 No Impairment. The Company will not, by
amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 3.3 by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3.3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the-holders of the Options against impairment. If any event shall occur as to which the provisions of this Section 3 shall not be strictly applicable, but with respect to which the failure to make any adjustment to the Stock Purchase Price and the number of shares purchasable upon exercise of this Option would not fairly protect the purchase rights represented by this Option in accordance with the intent and principles of this Section 3, upon request of the Holder of this Option, the Company shall appoint a firm of independent public accountants reasonably acceptable to the Holder of this Option which shall give its opinion upon the adjustments, if any, consistent with the intent and principles established in this Section 3 necessary to preserve without dilution the purchase rights represented by this Option. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Option and shall make the adjustments described therein.

                  3.4 Excluded Events. Notwithstanding anything in this
Section 3 to the contrary, the Stock Purchase Price shall not be adjusted by virtue of the issuance of Stock, Rights or Convertible Securities (i) to employees, directors, or officers of the Company or any of its subsidiaries pursuant to any currently outstanding stock grant, stock option, stock purchase right, pension or profit sharing plan or other stock agreement or arrangement for the benefit of the employees, directors, or officers of the Company which currently is existing and (ii) to persons selling companies or businesses to the Company in a transaction approved by the Holder.

                           3.5 Notice of Adjustment. Upon any adjustment of
the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Option, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Option at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                           3.6 Other Notices. If at any time:

                           (a) the Company shall propose to declare any cash
dividend upon its Stock;

                           (b) the Company shall propose to declare or make
any dividend or other distribution to the holders of its Stock, whether in cash, property or other securities;

                           (c) the Company shall propose to effect any
reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

                           (d) the Company shall propose to effect a voluntary
or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this Option at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of any record date for any such cash dividend or distribution and (ii) at least 60 days' written notice of any record date for any other action described in clauses (a) through (d) of this Section 3.6 or for a vote of the stockholders with respect to any such action. Upon the occurrence of an event described in clause (c), the holder of this Option shall be entitled thereafter to receive upon exercise of this Option the kind and amount of consideration, whether cash, shares of stock or other securities or assets, which the Holder would have been entitled to receive after the occurrence of such event had this Option been exercised immediately prior to such event; and in any such case in which cash is not the only consideration to which the Holder is entitled upon the occurrence of such event, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Option (including, without limitation, provisions with respect to changes in and adjustments of the Stock Purchase Price and the number of shares purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Option. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Option as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Option, (x) the obligations of the Company under this Option (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Option) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the termination of the Company pursuant to an event described in clause (d), this Option shall terminate. The provisions of this Section 3.6 shall similarly apply to successive transactions.

                  4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of this Option shall be made without charge to the Holder of this Option for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Option being exercised.

                  5. No Voting Rights; Limitation of Liability. Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company, its stockholders or by its creditors or any third parties.

                  6. Restrictions on Transferability of Securities; Compliance With Securities Act.

                           6.1 Restrictions on Transferability. The Option and
the Option Shares (collectively, the "Securities"), shall not be transferable in the absence of registration under the Securities Act of 1933, as amended ("the "Act") and applicable state securities laws or an exemption therefrom under such Act.

                           6.2 Restrictive Legend. Each certificate
representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER. THE ISSUER HAS UNDERTAKEN TO REGISTER THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER PURSUANT TO THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 26, 1997 BETWEEN THE ISSUER AND THE HUFF ALTERNATIVE INCOME FUND, L.P.


                           6.3 Effect of Transfer. Subject to the provisions
of Section 6.1 hereof and subject to the payment of any applicable transfer taxes, the Holder may transfer all or any portion of this Option by surrendering this Option to the Company together with a completed assignment in the form attached hereto as Exhibit B. Upon such surrender, the Company shall deliver a new Option or Options to the person or persons entitled thereto and, if applicable, shall deliver to the Holder a new Option evidencing the right of the Holder to purchase the balance of the Option Shares subject to purchase hereunder. The term "Holder" as used herein shall include any transferee to whom this Option has been transferred in accordance with this Section 6.3.

                  7. Representations and Warranties; Covenants. The representations and warranties set forth in Article IV of the Bridge Financing Agreement are hereby incorporated herein by reference. Such representations and warranties, and the representations, warranties, covenants and agreements contained herein, shall, for purposes of this Option Agreement, survive the exercise of this Option and the sale or other disposition of the Option Shares.

                  8. Cashless Exercise. The Holder of this Option shall have the right, at its election, in lieu of delivering the Stock Purchase Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Stock Purchase Price, the number of shares of Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Stock Purchase Price of the shares as to which the Option is then being exercised divided by
(ii) the Fair Market Value (as hereinafter defined) per share and to deduct the number of Payment Shares from the shares of Stock to be delivered to the Holder. The "Fair Market Value" shall be, on any date, (i) the average closing price for the Stock over the most recent fifteen trading days or the closing bid if no sales were reported on any day during such period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System or (ii) if (i) is not applicable, the most recent sales price for the Stock in a bona fide arm's length transaction (if such a transaction occurred within the last ten business days), or (iii) if neither
(i) nor (ii) are applicable, the fair market value of the Stock as determined by a non-affiliated third party financial expert to be chosen by the Company.

                  9. Registration Procedures. The Option Shares constitute "Registrable Securities" as defined in Section 1 of the Registration Rights Agreement, dated as of August 26, 1997, and shall be entitled to registration rights in accordance with such Agreement.

                  10. Modification and Waiver. This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  11. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Option. Any notice given by personal delivery shall be deemed given upon receipt, and any notice given by certified or registered mail shall be deemed given five days after registration or certification thereof, as the case may be.

                  12. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to rules governing conflicts of law.

                  13. Lost Options or Stock Certificates. The Company represents and warrants to, and agrees with, the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Option or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity, or in the case of any such mutilation, upon surrender and cancellation of such Option or stock certificate, the Company at its expense will make and deliver a new Option or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option or stock certificate.

                  14. Fractional Shares. No fractional shares shall be issued upon exercise of this Option. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the Fair Market Value.

                  IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers, hereunto duly authorized this ____ day of September, 1997.

                                    THE MARQUEE GROUP, INC.



                                    By:______________________________
                                    Name: Jan Chason
                                    Title: Chief Financial Officer

                                                                     EXHIBIT A

                             FORM OF SUBSCRIPTION

(To be signed only upon exercise of Option)

To: ___________________________


                  The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________________ (_______) shares of Common Stock, par value $.01 per share (the "Stock"), of The Marquee Group, Inc. (the "Company") and herewith : [cross out alternative not selected] (a) makes payment of _____________________________ Dollars ($__________) therefor or (b) requests the Company to retain, in payment of the Stock Purchase Price, ______ Payment Shares from the shares of Stock to be delivered pursuant hereto. The undersigned hereby requests that the certificates for such shares be issued in the name of, and delivered to,_________________________________________________________________, whose address is ____________________________________________.

                  The undersigned represents, unless the exercise of this Option has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a Registration Statement under the Securities Act).



DATED: _______________



                       --------------------------------------------------------
                      (Signature must conform in all respects to name of holder as specified on the face of the Option)


                       --------------------------------------------------------

                       --------------------------------------------------------
                                             (Address)

                                                                     EXHIBIT B

                              FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the attached Option.)


                  FOR VALUE RECEIVED, ____________________________ hereby
sells, assigns, and transfers unto ___________________________ an Option to Purchase ____________ shares of Common Stock, par value $.01 per share, of The Marquee Group, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Option on the books of the Company, with full power of substitution.

Dated:  ________________________


                                                   Signature __________________

                                    NOTICE


                  This signature on the foregoing Assignment must correspond to the name as written upon the face of this Option in every particular, without alteration or enlargement or any change whatsoever.